Exhibit 10.1

PLACEMENT AGENT AGREEMENT

Public Ventures LLC

14135 Midway Road, Suite G-150

Addison, Texas 75001

Attention: Anthony DiGiandomenico,

   Head of New Venture Discovery

June 30, 2026

Ladies and Gentlemen:

This letter (this “Agreement”) constitutes the agreement between eXoZymes Inc., a Nevada corporation (the “Company”) and Public Ventures LLC, doing business as MDB Capital (the “Placement Agent”) pursuant to which the Placement Agent shall serve as the placement agent for the Company, on a reasonable “best efforts” basis, in connection with the proposed offer and placement (the “Offering”) by the Company of its Securities (as defined Section 3 of this Agreement). The Company expressly acknowledges and agrees that the obligations of the Placement Agent hereunder are on a reasonable “best efforts” basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent placing the Securities.

1. Appointment of Placement Agent as Exclusive Placement Agent.

On the basis of the representations, warranties, covenants and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Company hereby appoints the Placement Agent as its exclusive placement agent in connection with a distribution of its Securities to be offered and sold by the Company pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”) on Form S-3 (File No. 333-292781), and the Placement Agent agrees to act as the Company’s exclusive Placement Agent. Pursuant to this appointment, the Placement Agent will solicit offers for the purchase of or attempt to place all or part of the Securities of the Company in the proposed Offering. The Company acknowledges that the Placement Agent will act as an agent of the Company and use its reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms, and subject to the conditions, set forth in the Prospectus (as defined below). The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities has been solicited by the Placement Agent, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, the Placement Agent shall act solely as an agent of the Company. The Services provided pursuant to this Agreement shall be on an “agency” basis and not on a “principal” basis.

The Placement Agent will solicit offers for the purchase of the Securities in the Offering at such times and in such amounts as the Placement Agent deems advisable. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Company and Placement Agent shall negotiate the timing and terms of the Offering and acknowledge that the Offering and the provision of Placement Agent services related to the Offering are subject to market conditions and the receipt of all required related clearances and approvals.

2. Fees; Expenses; Other Arrangements.

A. Placement Agent’s Fee. As compensation for services rendered, the Company shall pay to the Placement Agent an amount (the “Placement Fee”) equal to seven percent (7.0%) of the aggregate gross proceeds received from the sale of the Securities, at the closing (the “Closing” and the date on which the Closing occurs, the “Closing Date”); and the Company shall issue to the Placement Agent or its designees at the Closing five-year warrants to purchase such number of Shares (as defined in Section 3) equal to 10.0% of (i) the Shares and of (ii) shares of Common Stock underlying the Warrants (defined below) sold in this Offering, each having an exercise price of $11.24 per share (the “Placement Agent Warrant” and together with the shares of Common Stock underlying the Placement Agent Warrant, the “Placement Agent Securities”). The Placement Agent shall deduct from the gross proceeds of the Offering payable to the Company on the Closing Date the Placement Fee set forth herein to be paid by the Company to the Placement Agent. For the avoidance of doubt, the Placement Agent hereby agrees that the holder of the Placement Agent Warrants will not: (a) sell, transfer, assign, pledge or hypothecate the Placement Agent Warrants or the securities issuable thereunder for a period of one hundred eighty (180) days beginning on the date of the commencement of sales in the Offering to anyone other than the Placement Agents, or an officer, partner, registered person or affiliate of the Placement Agents, in each case in accordance with FINRA Rule 5110(e)(1), or (b) cause the Placement Agent Warrants or the securities issuable thereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of the Placement Agent Warrants or the securities thereunder for a period of one hundred eighty (180) days beginning on the date of the commencement of sales in the Offering, except as provided for in FINRA Rule 5110(e)(2).

B. Offering Expenses. The Company will be responsible for and will pay all expenses relating to the Offering, including, without limitation, (a) all filing fees and expenses relating to the registration of the Securities with the Commission; (b) all FINRA Public Offering filing fees; (c) all fees and expenses relating to the listing of the Shares on the NASDAQ Stock Market; (d) the costs of all mailing and printing of the Offering documents; (e) transfer and/or stamp taxes, if any, payable upon the transfer of Securities from the Company to Investors; (f) the fees and expenses of the Company’s accountants; (g) travel expenses, diligence and other related Offering expenses of Placement Agent, inclusive of legal fees of the Placement Agent’s counsel, not to exceed15,000. The Placement Agent may deduct from the proceeds of the Offering payable to the Company on the Closing Date the expenses set forth herein to be paid by the Company to the Placement Agent, provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Placement Agent to the extent required by Section 5 hereof.

3. Description of the Offering.

The Securities to be offered directly to various investors (each, an “Investor” or “Purchaser” and, collectively, the “Investors” or the “Purchasers”) pursuant to the Securities Purchase Agreement dated on or about the date hereof between the Company and the Investors (the “Securities Purchase Agreement”) shall consist of shares (the “Shares”) of the Company’s common stock (“Common Stock”) and warrants (the “Warrants”), each Warrant to purchase one share of Common Stock (together the Shares and Warrants are referred to as the “Securities”). For clarity, the term “Securities” does not include the shares of Common Stock underlying the Warrants. The Shares and Warrants are being sold as units, each unit of which shall consist of two Shares and one Warrant, immediately separable. The purchase price of a unit shall be $18.00 per (the “Unit Purchase Price”). The purchase price of one Share will be the equivalent of $8.99 (the “Share Purchase Price”) and of the Warrant $0.02 (the “Warrant Purchase Price”). If the Company defaults in its obligations to deliver Securities to a Purchaser whose offer it has accepted and who has tendered payment, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company under this Agreement.

4. Delivery and Payment; Closing.

Settlement of the Securities purchased by an Investor shall be made as set forth in the Securities Purchase Agreement. On the Closing Date, the Securities to which the Closing relates shall be delivered through such means as the parties to the Securities Purchase Agreement may hereafter agree. The Securities shall be registered in such name or names and in such authorized denominations as set forth in the Securities Purchase Agreement. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York City, New York.

5. Term and Termination of Agreement.

The term of this Agreement will commence upon the execution of this Agreement and will terminate at the earlier of the Closing of the Offering or 11:59 p.m. (New York Time) on the fifth Business Day after the date hereof. Notwithstanding anything to the contrary contained herein, any provision in this Agreement concerning or relating to confidentiality, indemnification, contribution, advancement, the Company’s representations and warranties and the Company’s obligations to pay fees and reimburse expenses will survive any expiration or termination of this Agreement. If any condition specified in Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that those portions of this Agreement specified in Section 19 shall at all times be effective and shall survive such termination.

6. Permitted Acts.

Nothing in this Agreement shall be construed to limit the ability of the Placement Agent, its officers, directors, employees, agents, associated persons and any individual or entity “controlling,” controlled by, or “under common control” with the Placement Agent (as those terms are defined in Rule 405 under the Securities Act) to conduct its business including without limitation the ability to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

7. Representations, Warranties and Covenants of the Company.

As of the date and time of the execution of this Agreement, the Closing Date and the Initial Sale Time (as defined herein), the Company (i) makes such representations and warranties to the Placement Agent as the Company makes to the Investors pursuant to the Securities Purchase Agreement, and (ii) further represents, warrants and covenants to the Placement Agent, other than as disclosed in any of its filings with the Securities and Exchange Commission (the “Commission”), that:

A. Registration Matters.

i. The Company has filed with the Commission a registration statement on Form S-3 (File No. 333-292781) including a related prospectus, for the registration of certain securities (the “Shelf Securities”), including the Shares and Warrants (but not the shares of common stock underlying the Warrants), under the Securities Act and the rules and regulations thereunder (the “Securities Act Regulations”). The registration statement has been declared effective under the Securities Act by the Commission. The “Registration Statement,” as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430A (“Rule 430A”) or Rule 430B under the Securities Act Regulations (“Rule 430B”); provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430A or Rule 430B. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Placement Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Base Prospectus.” The Base Prospectus, as supplemented by the prospectus supplement specifically related to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Placement Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), is hereinafter referred to, collectively, as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus, including any preliminary prospectus supplement specifically related to the Securities filed with the Commission by the Company with the consent of the Placement Agent.

ii. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

iii. The term “Disclosure Package” means (i) the Preliminary Prospectus, if any, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), and (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule I hereto.

iv. The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

v. Any Preliminary Prospectus when filed with the Commission, and the Registration Statement as of each effective date and as of the date hereof, complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations; and the documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus complied, and any further documents so incorporated will comply, when filed with the Commission, in all material respects to the requirements of the Exchange Act and Exchange Act Regulations.

vi. The issuance by the Company of the Securities has been registered under the Securities Act. The Securities will be issued pursuant to the Registration Statement and each of the Securities will be freely transferable and freely tradable by each of the Investors without restriction, unless otherwise restricted by applicable law or regulation. The conditions for use of Form S-3, set forth in the General Instructions thereto, including, but not limited to, General Instruction I.B.6 and other conditions related to the offer and sale of the Securities, have been satisfied and the Company meets the transaction requirements with respect to the aggregate market value of the Securities being sold pursuant to this offering and during the twelve (12) months prior to this offering.

B. Stock Exchange Listing. The Common Stock is approved for listing on the NASDAQ Capital Market (the “Exchange”) and the Company has taken no action designed to, or likely to have the effect of, delisting the shares of Common Stock from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing.

C. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

D. Disclosures in Registration Statement.

i. Compliance with Securities Act and 10b-5 Representation.

(a) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus and the Prospectus, at the time each was or will be filed with the Commission, complied or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus delivered to the Placement Agent for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b) None of the Registration Statement, any amendment thereto, or the Preliminary Prospectus, as of 8:00 a.m. (Eastern time) on the date hereof (the “Initial Sale Time”), and at the Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Placement Agent consists solely of the following disclosure contained in the following paragraphs in the “Plan of Distribution” section of the Prospectus: (i) the name of the Placement Agent, (the “Placement Agent’s Information”).

(c) The Disclosure Package, as of the Initial Sale Time and at the Closing Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Preliminary Prospectus as of the Initial Sale Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Placement Agent consists solely of the Placement Agent’s Information; and

(d) Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), or at the Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

ii. Disclosure of Agreements. The agreements and documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained or incorporated by reference therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, or to be incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, that have not been so described or filed or incorporated by reference. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, and (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has no subsidiaries and has no other interest, nominal or beneficial, direct or indirect, in any other corporation, joint venture or other business entity.

iii. Changes After Dates in Registration Statement.

(a) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

(b) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not: (i) issued any securities (other than (i) grants under any stock compensation plan and (ii) shares of common stock issued upon exercise or conversion of option, warrants or convertible securities described in the Registration Statement, the Disclosure Package and the Prospectus) or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(c) Disclosure in Commission Filings. Since November 8, 2024, (i) none of the Company’s filings with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the Company has made all filings with the Commission required under the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”).

(d) Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus present fairly the information required to be stated therein. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. Pro forma financial information and the related notes, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Disclosure Package or the Prospectus, or incorporated or deemed incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (a) neither the Company nor any of its direct and indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Disclosure Package and the Prospectus as being a subsidiary of the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, or, other than in the course of business or any grants under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

(e) Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Disclosure Package and the Prospectus, on the date hereof, as of the Closing Date and on the Date, there was, or will be, no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

(f) Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission, rights of first refusal, rights of participation or similar rights with respect thereto or put rights, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal or rights of participation or similar rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such Shares, exempt from such registration requirements.

(g) Securities Sold Pursuant to this Agreement. The Securities, and Placement Agent’s Securities have been duly authorized for issuance and sale and, when issued and paid for pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities, and the Placement Agent’s Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities and the Placement Agent’s Securities has been duly and validly taken. The Securities and the Placement Agent’s Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Disclosure Package and the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Placement Agent’s Warrant has been duly and validly taken; the Warrant Shares and the Placement Agent’s Warrant Shares have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for and issued in accordance with the Placement Agent’s Warrant, the Warrant Shares and the Placement Agent’s Warrant Shares will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; and such Warrant Shares and Placement Agent’s Warrant Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

(h) Validity and Binding Effect of Agreements. This Agreement and the Placement Agent’s Warrant have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(i) No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the Placement Agent’s Warrants, and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement or restriction of any kind whatsoever upon any portion of any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, lease, loan agreement or any other agreement or instrument, license or permit to which the Company is a party or as to which any property of the Company is a party or any of its assets are bound, except as set forth in the Registration Statement, Disclosure Package and Prospectus; (ii) result in any violation of the provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company (as the same may be amended or restated from time to time); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except, in the cases of clauses (i) and (iii), for any such breach, conflict, violation, default, lien, charge or encumbrance that would not result in, individually or in the aggregate, a Material Adverse Change.

(j) No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the Placement Agent’s Warrants, and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement or restriction of any kind whatsoever upon any portion of any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, lease, loan agreement or any other agreement or instrument, license or permit to which the Company is a party or as to which any property of the Company is a party or any of its assets are bound, except as set forth in the Registration Statement, Disclosure Package and Prospectus; (ii) result in any violation of the provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company (as the same may be amended or restated from time to time); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except, in the cases of clauses (i) and (iii), for any such breach, conflict, violation, default, lien, charge or encumbrance that would not result in, individually or in the aggregate, a Material Adverse Change.

(k) Conduct of Business. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary consents, authorizations, approvals, registrations, orders, licenses, certificates, qualifications, registrations and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Disclosure Package and the Prospectus, except where such failure to have such consents, authorizations, approvals, registrations, orders, license, certificates, qualifications, registrations and permit would not reasonably be expected to result in a Material Adverse Change.

(l) The Company has all corporate power and authority to enter into this Agreement and the Placement Agent’s Warrants and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals, registrations, orders licenses, certificates, qualifications, registrations and permits required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities, the Placement Agent’s Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Placement Agent’s Warrants and as contemplated by the Registration Statement, the Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Exchange and Financial Industry Regulatory Authority, Inc. (“FINRA”).

(m) Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company, or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Disclosure Package and the Prospectus or in connection with the Company’s listing application for the listing of the Securities on the Exchange and which is required to be disclosed.

(n) Good Standing. The Company has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the State of Nevada as of the date hereof, and is duly qualified to do business and is in good standing in California and in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to be so qualified or in good standing, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

(o) Insurance. The Company carries or is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, including, but not limited to, directors and officers insurance coverage at least equal to $5,000,000 and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

E. Transactions Affecting Disclosure to FINRA.

i. Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any executive officer or director of the Company (each an, “Insider”) with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders.

ii. Payments Within Twelve (12) Months. Other than pursuant to the underwriting agreement dated June 5, 2026 between the Placement Agent and the Company, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the date hereof, other than (A) the payment to the Placement Agent as provided hereunder in connection with the Offering, and (B) other payments to the Placement Agent under other engagement letters.

iii. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

iv. FINRA Affiliation. Other than the Placement Agent, its parent holding company, Christopher Marlett, Anthony DiGiandomenico and Edgardo Rayo, each member of the board of directors of the Company and affiliates of the Placement Agent, no officer, director or beneficial owner of 5% or more of any class of the securities of the Company is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

F. Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement, Disclosure Package or Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

G. No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

H. Intellectual Property Rights. Except as disclosed in the Registration Statement, Disclosure Package and the Prospectus, the Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement, the Disclosure Package and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement of, license or similar fees for, or conflict with any asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 7.H, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 7.H., reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 7.H, reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented or disclosed in a patent application has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology or processes employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its Subsidiaries or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

To the Company’s knowledge, all licenses for the use of the Intellectual Property Rights described in the Registration Statement, the Disclosure Package and the Prospectus are in full force and effect in all material respects and are enforceable by the Company and, to the Company’s knowledge, the other parties thereto, in accordance with their terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and the Company, has no knowledge, that any other party is in default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

I. Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

J. No Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Placement Agent) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

K. Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

L. Restriction on Sales of Capital Stock. The Company, on behalf of itself and any successor entity, agrees that it will not, for a period of twelve months commencing from June 8, 2026 and ending on June 7, 2027 (the “Lock-Up Period”), without the prior written consent of the Placement Agent (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, other than pursuant to a registration statement on Form S-8 for employee benefit plans; whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise; or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The restrictions contained in this section shall not apply to (i) the issuance by the Company of Common Stock upon the exercise of stock options, warrants or the conversion of a security, in each case, that is outstanding on the date hereof, or (ii) the grant by the Company of stock options or other stock-based awards, or the issuance of shares of capital stock of the Company under any stock compensation plan of the Company in effect on the date hereof.

M. Lock-Up Agreements. All officers, directors and certain shareholders of the Company previously executed Lock-Up Agreements, pursuant to which they agreed to restrict sale or transfer of securities such persons hold or control until December 2, 2026.

8. Conditions of the Obligations of the Placement Agent.

The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 7 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

A. Regulatory Matters.

i. Effectiveness of Registration Statement; Rule 424 Information. The Registration Statement is effective on the date of this Agreement, and, on the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Date, shall have been made within the applicable time period prescribed for such filing by Rule 424.

ii. FINRA Clearance. On or before the Closing Date of this Agreement, the Placement Agent shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent as described in the Registration Statement.

iii. Listing of Additional Shares. On or before the Closing Date of this Agreement, the Company shall have received clearance from The Nasdaq Stock Market, Inc. with respect to the Company’s application for the additional listing of the securities sold in the Offering.

B. Company Counsel Matters. On the Closing Date, the Placement Agent shall have received the favorable opinion or reliance letter based on the prior opinion dated June 9, 2026, of Spencer Fane LLP, outside counsel for the Company, dated the Closing Date and addressed to the Placement Agent, substantially in form and substance reasonably satisfactory to the Placement Agent.

C. No Material Changes. Prior to and on the Closing Date: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any affiliates of the Company before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

D. Delivery of Agreements.

(i) Placement Agent Warrant. On the Closing Date, the Company shall have delivered to the Placement Agent an executed copy of the Placement Agent Warrant in such designations as requested by the Placement Agent.

(ii) Additional Documents. At the Closing Date, Placement Agent Counsel shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent Counsel.

9. Indemnification and Contribution; Procedures.

A. Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling such Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Indemnified Persons and the Company or between any of the Indemnified Persons and any third party, or otherwise) (collectively, the “Expenses”) and agrees to advance payment of the Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions whether commenced or threatened, whether or not any Indemnified Person is a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Disclosure Package, the Preliminary Prospectus, the Prospectus or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 9, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Placement Agent’s information. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Indemnified Persons and the Company or between any of the Indemnified Persons and any third party, or otherwise. Each Indemnified Person is an intended third-party beneficiary with the same rights to enforce the indemnification that each Indemnified Person would have if it was a party to this Agreement.

B. Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 9 or otherwise to such Indemnified Person, except to the extent (and only to the extent) that its ability to assume the defense is actually impaired by such failure or delay. The Company shall, if requested by the Placement Agent, assume the defense of any such action (including the employment of counsel and reasonably satisfactory to the Placement Agent). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel for the benefit of the Placement Agent and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel, it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (together with local counsel), representing the Placement Agent and all Indemnified persons who are parties to such action. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefor).

C. Indemnification of the Company. The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all Liabilities, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package or Prospectus or any amendment or supplement thereto, in reliance upon, and in strict conformity with, the Placement Agent’s Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Disclosure Package or Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of Section 9.B. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, provided, that failure by the Company so to notify the Placement Agent shall not relieve the Placement Agent from any obligation or liability which the Placement Agent may have on account of this Section 9.C. or otherwise to the Company, except to the extent the Placement Agent is materially prejudiced as a proximate result of such failure.

D. Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to any indemnified person, then each indemnifying party shall contribute to the Liabilities and Expenses paid or payable by such indemnified person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of cash commissions actually received by the Placement Agent pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (D). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Offering, whether or not such Offering is consummated, bears to (b) the cash commissions paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

E. Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted primarily from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

F. Survival. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 9 shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement. Each Indemnified Person is an intended third-party beneficiary of this Section 9 and has the right to enforce the provisions of Section 9 as if it was a party to this Agreement.

10. Limitation of the Placement Agent’s Liability to the Company.

The Placement Agent and the Company further agree that neither the Placement Agent nor any of its affiliates or any of their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract or tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by the Placement Agent and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of the Placement Agent.

11. Limitation of Engagement to the Company.

The Company acknowledges that the Placement Agent has been retained only by the Company, that the Placement Agent is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of the Placement Agent is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against the Placement Agent or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents. Unless otherwise expressly agreed in writing by the Placement Agent, no one other than the Company is authorized to rely upon any statement or conduct of the Placement Agent in connection with this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by the Placement Agent to the Company in connection with the Placement Agent’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. The Placement Agent shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by the Placement Agent. If any purchase agreement and/or related transaction documents are entered into between the Company and the investors in the Offering, the Placement Agent will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in any such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to the Placement Agent by the Company.

12. Amendments and Waivers.

The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

13. Confidentiality.

In the event of the consummation or public announcement of any Offering, the Placement Agent shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. The Placement Agent agrees not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

14. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

15. Effective Date.

This Agreement shall become effective when both the Company and the Placement Agent have executed the same and delivered counterparts of such signatures to the other party.

16. Termination.

The term of the Placement Agent’s exclusive engagement will be as set forth in the this Agreement in Section 5. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

The Placement Agent shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Placement Agent’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the Nasdaq Stock Market LLC shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities, the effect of which is in the judgment of the Placement Agent such as to make it impracticable or inadvisable to proceed with the offering, sale and/or delivery of the Securities or to enforce contracts made by the Placement Agent for the sale of the Securities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Placement Agent’s opinion, make it inadvisable to proceed with the delivery of the Securities; or (vi) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (vii) if the Placement Agent shall have become aware after the date hereof of such a Material Adverse Change as in the Placement Agent’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Securities or to enforce contracts made by the Placement Agent for the sale of the Securities. The Company and Placement Agen understand, acknowledge and agree that, in the event that the Placement Agent in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement is terminated for any other reason permitted by such Placement Agreement, then the Placement Agent may, but shall not be obligated to, terminate such Placement Agreement, which shall have the effect of terminating this Securities Purchase Agreement with Investor.

17. Use of Information.

The Company will furnish the Placement Agent such written information as the Placement Agent reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, the Placement Agent will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that the Placement Agent does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by the Placement Agent in connection with the provision of its services.

18. Absence of Fiduciary Relationship.

The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as Placement Agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the Purchase Price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Investors and the Placement Agent, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company and that the Placement Agents may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering.

19. Survival of Indemnities, Representations, Warranties, Etc.

. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 5, the payment, reimbursement, indemnity, contribution and advancement agreements contained in Sections 2, 9, 10, and 11, respectively, and the Company’s covenants, representations, and warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times. The indemnity and contribution provisions contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of any Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities.

20. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in New York County, New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in New York County, New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in New York County, New York. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Placement Agent hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. Notices.

All communications hereunder shall be in writing and shall be mailed or hand delivered and confirmed to the parties hereto as follows:

If to the Company:

eXoZymes Inc.

750 Royal Oaks Drive, Suite 106

Monrovia, CA 91016

Telephone: 626-415-1488

Attention: Fouad Nawaz, Chief Financial Officer

If to the Placement Agent:

Public Ventures LLC

14135 Midway Road, Suite G-150

Addison, Texas 75001

Attention:	Anthony DiGiandomenico,
Head of New Venture Discovery

Any party hereto may change the address for receipt of communications by giving written notice to the others.

22. Miscellaneous.

This Agreement constitutes the entire agreement of the Placement Agent and the Company, and supersedes any prior agreements, with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of this Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

23. Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 hereof, and to their respective successors, and personal representative, and, except as set forth in Section 9 of this Agreement, no other person will have any right or obligation hereunder.

24. Partial Unenforceability.

The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[SIGNATURE PAGE TO FOLLOW]

In acknowledgment that the foregoing correctly sets forth the understanding reached by the Placement Agent and the Company, and intending to be legally bound, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date executed.

Very truly yours,

eXoZymes Inc.

By:	/S/ Michael Heltzen
Name:	Michael Heltzen
Title:	CEO

Confirmed as of the date first written above:

Public Ventures LLP

By:	/S/ Anthony DiGiandomenico
Name:	Anthony DiGiandomenico
Title:	Head of New Venture Discovery

SCHEDULE I

Issuer General Use Free Writing Prospectuses

None